Exhibit 99(a)

Kentucky Utilities Company

Letter of Transmittal

Offers to Exchange

$250,000,000 aggregate principal amount of its 1.625% First Mortgage Bonds due 2015,

$500,000,000 aggregate principal amount of its 3.250% First Mortgage Bonds due 2020 and

$750,000,000 aggregate principal amount of its 5.125% First Mortgage Bonds due 2040,

each of which have been registered under the Securities Act of 1933, as amended, for any and all of its outstanding 1.625% First Mortgage Bonds due 2015, 3.250% First

Mortgage Bonds due 2020 and 5.125% First Mortgage Bonds due 2040, respectively

(such transactions, collectively, the “Exchange Offers”)

THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          , 2011 (THE “EXPIRATION DATE”) UNLESS THE OFFERS ARE EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offers is:

THE BANK OF NEW YORK MELLON

By Mail, Hand or Courier	By Facsimile Transmission (eligible institutions only)

The Bank of New York Mellon c/o The Bank of New York Mellon Corporation Corporate Trust — Reorganization Unit 480 Washington Boulevard — 27th Floor Jersey City, New Jersey 07310 Attn: - Processor	(212) 298-1915 To Confirm by Telephone (212) 815-5920

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The undersigned acknowledges receipt of a prospectus dated          , 2011 (as it may be amended or supplemented from time to time, the “Prospectus”) of Kentucky Utilities Company, a Kentucky and Virginia corporation (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer to exchange $250,000,000 aggregate principal amount of 1.625% First Mortgage Bonds due 2015 (the “2015 Exchange Bonds”), $500,000,000 aggregate principal amount of 3.250% First Mortgage Bonds due 2020 (the “2020 Exchange Bonds”) and $750,000,000 aggregate principal amount of 5.125% First Mortgage Bonds due 2040 (the “2040 Exchange Bonds” and, together with the 2015 Exchange Bonds and the 2020 Exchange Bonds, the “Exchange Bonds”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of its outstanding 1.625% First Mortgage Bonds due 2015 (the “2015 Outstanding Bonds”), 3.250% First Mortgage Bonds due 2020 (the “2010 Outstanding Bonds”) and 5.125% First Mortgage Bonds due 2040 (the “2040 Outstanding Bonds” and, together with the 2015 Outstanding Bonds and the 2020 Outstanding Bonds, the “Outstanding Bonds”).

Holders of Outstanding Bonds should complete this Letter of Transmittal either (a) if certificates representing the Outstanding Bonds are to be forwarded herewith or (b) if tenders of Outstanding Bonds are to be made by book-entry transfer to an account maintained by the Exchange Agent at the book-entry transfer facility specified by the holder pursuant to the procedures set forth in “The Exchange Offers — Procedures for Tendering Outstanding Bonds” and “The Exchange Offers — Book-Entry Delivery Procedures” in the Prospectus and an “Agent’s Message” (as defined below) is not delivered.  If tender is being made by book-entry transfer, the holder must have an Agent’s Message delivered in lieu of this Letter of Transmittal.

Holders of Outstanding Bonds whose certificates for such Outstanding Bonds are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Outstanding Bonds according to the guaranteed delivery procedures set forth in “The Exchange Offers — Guaranteed Delivery Procedures” in the Prospectus.

For each Outstanding Bond of any series accepted for exchange, the holder of such Outstanding Bond will receive an Exchange Bond of the corresponding series having a principal amount equal to that of the surrendered Outstanding Bond.  The 2015 Exchange Bonds will accrue interest at a rate of 1.625% per annum, the 2020 Exchange Bonds will accrue interest at a rate of 3.250% Exchange Bonds and the 2040 Exchange Bonds will accrue interest at a rate of 5.125% per annum, in each case payable on May 1 and November 1 of each year.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Outstanding Bonds are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Bonds are held of record by The Depository Trust Company (“DTC”).

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offers.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS

CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Outstanding Bonds to which this Letter of Transmittal relates.  If the space provided below is inadequate, the certificate numbers and aggregate principal amounts of Outstanding Bonds should be listed on a separate signed schedule affixed hereto

All Tendering Holders Complete Box 1:

Box 1*

Description of Outstanding Bonds Tendered Herewith

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if Blank, Exactly as Name(s) Appear(s) on Certificate(s))	Series of Outstanding Bonds	Certificate or Registration Number(s) of Outstanding Bonds**	Aggregate Principal Amount Represented by Outstanding Bonds	Aggregate Principal Amount of Outstanding Bonds Being Tendered***

Total:

*           If the space provided is inadequate, list the certificate numbers and principal amount of Outstanding Bonds on a separate signed schedule and attach the list to this Letter of Transmittal.

**        Need not be completed by book-entry holders.

***      The minimum permitted tender is $2,000 in principal amount. All tenders must be in the amount of $2,000 or in integral multiples of $1,000 in excess thereof, provided that any untendered Outstanding Bonds must be in a minimum denomination of $2,000. Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Bonds. See instruction 2.

Box 2

Book-Entry Transfer

☐            CHECK HERE IF TENDERED OUTSTANDING BONDS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Holders of Outstanding Bonds that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”).  DTC participants that are accepting the Exchange Offers must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC.  DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Outstanding Bonds acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Bonds all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.  Each DTC participant transmitting an acceptance of the Exchange Offers through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal.

DELIVERY OF AN AGENT’S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFERS AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT’S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFERS BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.

Box 3

Notice of Guaranteed Delivery

(See Instruction 1 below)

☐            CHECK HERE IF TENDERED OUTSTANDING BONDS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Name of Eligible Guarantor Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Box 4

Return of Non-Exchanged Outstanding Bonds

Tendered by Book-Entry Transfer

☐            CHECK HERE IF OUTSTANDING BONDS TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING BONDS ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE

Box 5

Participating Broker-Dealer

Tendered by Book-Entry Transfer

☐            CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING BONDS FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

If the undersigned is not a broker-dealer, the undersigned represents that it is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act, it is acquiring the Exchange Bonds in the ordinary course of business, and it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Bonds.  If the undersigned is a broker-dealer that will receive Exchange Bonds for its own account in exchange for Outstanding Bonds that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it did not purchase its Outstanding Bonds from the Company or any of the Company’s affiliates and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Bonds; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.  A broker-dealer may not participate in the Exchange Offers with respect to Outstanding Bonds acquired other than as a result of market-making activities or other trading activities.  Any broker-dealer who purchased Outstanding Bonds from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to the Company the aggregate principal amount of the Outstanding Bonds indicated above.  Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Bonds tendered herewith in accordance with the terms and conditions of the Exchange Offers (including, if the Exchange Offers are extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Bonds as are being tendered herewith.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offers) with respect to the tendered Outstanding Bonds, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (a) deliver certificates representing such Outstanding Bonds, or transfer ownership of such Outstanding Bonds on the account books maintained by the book-entry transfer facility specified by the holder(s) of the Outstanding Bonds, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (b) present and deliver such Outstanding Bonds for transfer on the books of the Company and (c) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Outstanding Bonds, all in accordance with the terms of the Exchange Offers.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Bonds tendered hereby, (b) when such tendered Outstanding Bonds are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (c) the Outstanding Bonds tendered for exchange are not subject to any adverse claims or proxies when accepted by the Company.  The undersigned hereby further represents that (a) any Exchange Bonds acquired in exchange for Outstanding Bonds tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Bonds, whether or not such person is the undersigned, (b) neither the holder of such Outstanding Bonds nor any such other person is engaged in or intends to engage in, nor has an arrangement or understanding with any person to participate in, the distribution of such Exchange Bonds, and (c) neither the holder of such Outstanding Bonds nor any such other person is an “affiliate,” as such term is defined in Rule 405 under the Securities Act, of the Company.  If the undersigned is a broker-dealer that will receive the Exchange Bonds for its own account in exchange for the Outstanding Bonds, it represents that (a) the Outstanding Bonds to be exchanged for the Exchange Bonds were acquired by it as a result of market-making activities or other trading activities and (b) that it did not purchase its Outstanding Bonds from the Company or any of its affiliates and acknowledges that it will deliver a prospectus in connection with any resale or transfer of such Exchange Bonds; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.  If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.

The undersigned also acknowledges that the Exchange Offers are being made based on the Company’s understanding of interpretations by the staff of the Securities and Exchange Commission (the “SEC”) as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation (May 13, 1988), Morgan Stanley & Co. Incorporated (June 5, 1991) and Shearman & Sterling (July 2, 1993), that the Exchange Bonds issued in exchange for the Outstanding Bonds pursuant to the Exchange Offers may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Bonds directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Bonds are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Bonds and has no arrangement or understanding with any person to participate in the distribution of such Exchange Bonds.  If a holder of the Outstanding Bonds is an affiliate of the Company, is not acquiring the Exchange Bonds in the ordinary course of its business, is engaged in or intends to engage in a distribution of the Exchange Bonds or has any arrangement or understanding with respect to the distribution of the Exchange Bonds to be acquired pursuant to the Exchange Offers, such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Bonds or transfer ownership of such Outstanding Bonds on the account books maintained by the book-entry transfer facility.  The undersigned further agrees that acceptance of any and all validly tendered Outstanding Bonds by the Company and the issuance of Exchange Bonds in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement dated November 16, 2010, among the Company, Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several initial purchasers (the “Registration Rights Agreement”), and that the Company shall have no further obligations or liabilities thereunder except as provided in Section 5 (Indemnification) of such agreement.  The undersigned will comply with its obligations under the Registration Rights Agreement.

The Exchange Offers are subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offers — Conditions to the Exchange Offers.”  The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Bonds tendered hereby and, in such event, the Outstanding Bonds not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offers.  In addition, the Company may amend the Exchange Offers at any time prior to the Expiration Date if the Company determines that any of the conditions set forth under “The Exchange Offers — Conditions to the Exchange Offers” occur.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, administrators, trustees in bankruptcy and legal representatives of the undersigned.  Tendered Outstanding Bonds may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the terms of this Letter of Transmittal.

Unless otherwise indicated herein in the box entitled “Special Registration Instructions” below, please deliver the Exchange Bonds (and, if applicable, substitute certificates representing the Outstanding Bonds for any Outstanding Bonds not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Outstanding Bonds, please credit the account indicated above.  Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Bonds (and, if applicable, substitute certificates representing the Outstanding Bonds for any Outstanding Bonds not exchanged) to the undersigned at the address shown above in the box entitled “Description of Outstanding Bonds Tendered Herewith.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING BONDS TENDERED HEREWITH” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING BONDS AS SET FORTH IN SUCH BOX.

Box 6

SPECIAL REGISTRATION INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if certificates for the Outstanding Bonds not tendered and/or certificates for the Exchange Bonds are to be issued in the name of someone other than the registered holder(s) of the Outstanding Bonds whose name(s) appear(s) above.

Issue:	☐ Outstanding Bonds not tendered to:

☐ Exchange Bonds to:

Name(s):
(Please Print or Type)

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 7

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if certificates for the Outstanding Bonds not tendered and/or certificates for the Exchange Bonds are to be sent in the name of someone other than the registered holder(s) of the Outstanding Bonds whose name(s) appear(s) above.

Send:	☐ Outstanding Bonds not tendered to:

☐ Exchange Bonds to:

Name(s):
(Please Print or Type)

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 8

TENDERING HOLDER(S) SIGN HERE

(Complete accompanying substitute IRS form W-9 or IRS Form W-8, as applicable)

Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the participant whose name appears on a security position listing of the book-entry transfer facility as the owner of the Outstanding Bonds) of the Outstanding Bonds exactly as their name(s) appear(s) on the Outstanding Bonds hereby tendered or on such security position listing or by any person(s) authorized to become the registered holder(s) by properly completed bond powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 4.

(Signature(s) of Holder(s))

Date:

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Including Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)

(If Required — See Instruction 4)

Authorized Signature:

Date:

Name:

Title:

Name of Firm:

Address of Firm:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Substitute Form W-9 Request for Taxpayer Identification Number and Certification

PAYER’S NAME:  KENTUCKY UTILITIES COMPANY

Name as shown on account:

Business Name, if different from above:

Address:

City, State, and Zip Code:

Please check appropriate box:	Individual/Sole proprietor ☐	Corporation ☐
Partnership ☐	Limited liability company ☐	Other (see instructions) ►
Exempt Payee ☐

Substitute

Form W-9

Department of the Treasury

Internal Revenue Service

Payer’s Request for Taxpayer Identification Number (TIN)

Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

Part II — Certification —

UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

(1)          The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)          I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)          I am a U.S. person (including a U.S. resident alien).

Part III —

Awaiting TIN ☐

CERTIFICATE INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

Sign Here:

Signature:	Date:

NOTE:                    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld and, if the Exchange Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

Signature:	Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the payee (You) to Give the Payer. —  Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000.  Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000.  The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give SOCIAL SECURITY NUMBER of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined account fund, the first individual on the account(1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
b. So-called trust that is not a legal or valid trust under state law	The actual owner(1)
5. Sole proprietorship	The owner(3)

For this type of account:	Give EMPLOYER IDENTIFICATION NUMBER of:
1. Sole proprietorship	The owner(3)
2. A valid trust, estate, or pension trust	The legal entity(4)
3. Corporate	The corporation
4. Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization
5. Partnership	The partnership
6. A broker or registered nominee	The broker or nominee
7. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)          List first and circle the name of the person whose number you furnish.  If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)          Circle the minor’s name and furnish the minor’s social security number.

(3)          You must show your individual name, but you may also enter your business or “doing business as” name.  You may use either your social security number or your employer identification number (if you have one).

(4)          List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:  IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON

SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•                  An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•                  The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•                  An international organization or any agency or instrumentality thereof.

•                  A foreign government or any political subdivision, agency or instrumentality thereof

Payees that may be exempt from backup withholding include:

•                  A corporation.

•                  A financial institution.

•                  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•                  A real estate investment trust.

•                  A common trust fund operated by a bank under Section 584(a).

•                  An entity registered at all times during the tax year under the Investment Company Act of 1940.

•                  A middleman known in the investment community as a nominee or custodian.

•                  A futures commission merchant registered with the Commodity Futures Trading Commission.

•                  A foreign central bank of issue.

•                  A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•                  Payments to nonresident aliens subject to withholding under Section 1441.

•                  Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•                  Payments of patronage dividends not paid in money.

•                  Payments made by certain foreign organizations.

•                  Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•                  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•                  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•                  Payments described in Section 6049(b)(5) to nonresident aliens.

•                  Payments on tax-free covenant bonds under Section 1451.

•                  Payments made by certain foreign organizations.

•                  Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding.  For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding.  FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice. — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Failure to Report Certain Dividend and Interest Payments. — If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 20% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(4) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS

General

Please do not send certificates for Outstanding Bonds directly to the Company.  Your certificates for Outstanding Bonds, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof.  The method of delivery of Outstanding Bonds, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent.  If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

1.  Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.  A holder of Outstanding Bonds (which term, for the purposes described herein, shall include the participant whose name appears on a security position listing of the book-entry transfer facility as the owner of the Outstanding Bonds) may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Outstanding Bonds being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, (ii) complying with the procedure for book-entry transfer described below or (iii) complying with the guaranteed delivery procedures described below.

Holders who wish to tender their Outstanding Bonds and (i) whose Outstanding Bonds are not immediately available or (ii) who cannot deliver their Outstanding Bonds, this Letter of Transmittal and all other required documents to the Exchange Agent prior to the Expiration Date or (iii) who cannot comply with the book-entry transfer procedures on a timely basis, must tender their Outstanding Bonds pursuant to the guaranteed delivery procedure set forth in “The Exchange Offers — Guaranteed Delivery Procedures” in the Prospectus and by completing Box 3.  Holders may tender their Outstanding Bonds pursuant to the guaranteed delivery procedures if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) the Exchange Agent receives (by facsimile transmission, mail or hand delivery), prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal that (a) sets forth the name and address of the holder of Outstanding Bonds, if applicable, the certificate number(s) of the Outstanding Bonds to be tendered and the principal amount of Outstanding Bonds tendered; (b) states that the tender is being made thereby; and (c) guarantees that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal, or a facsimile thereof, together with the Outstanding Bonds or a book-entry confirmation (including an Agent’s Message), and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with, or transmitted by the Eligible Guarantor Institution to, the Exchange Agent; and (iii) the Exchange Agent receives a properly completed and executed Letter of Transmittal, or facsimile thereof and the certificate(s) representing all tendered Outstanding Bonds in proper form or a confirmation of book-entry transfer of the Outstanding Bonds (including an Agent’s Message) into the Exchange Agent’s account at the appropriate book-entry transfer facility and all other documents required by this Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Any Holder who wishes to tender Outstanding Bonds pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Outstanding Bonds prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

No alternative, conditional, irregular or contingent tenders will be accepted. Each tendering holder, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Bonds for exchange.

2.  Partial Tenders; Withdrawals.  Tenders of Outstanding Bonds will be accepted only in the principal amount of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of Outstanding Bonds evidenced by a submitted certificate is tendered, the tendering holder(s) must fill in the aggregate principal amount of Outstanding Bonds tendered in the column entitled “Description of Outstanding Bonds Tendered Herewith” in Box 1 above.  A newly issued certificate for the Outstanding Bonds submitted but not tendered will be sent to such holder promptly after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Outstanding Bonds delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise clearly indicated. Outstanding Bonds tendered pursuant to the Exchange Offers may be withdrawn at any time prior to the Expiration Date, after which tenders of Outstanding Bonds are irrevocable.

To be effective with respect to the tender of Outstanding Bonds, a written notice of withdrawal (which may be by telegram, telex, facsimile or letter) must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before 5:00 p.m., New York City time, on the Expiration Date; (ii) specify the name of the person who tendered the Outstanding Bonds to be withdrawn; (iii) identify the Outstanding Bonds to be withdrawn (including the principal amount of such Outstanding Bonds, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Outstanding Bonds and the principal amount of Outstanding Bonds represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Outstanding Bonds exchanged; (v) specify the name in which any such Outstanding Bonds are to be registered, if different from that of the withdrawing holder; and (vi) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Outstanding Bonds promptly following receipt of notice of withdrawal. If Outstanding Bonds have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Outstanding Bonds or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity, form and eligibility of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

Any Outstanding Bonds so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offers. Any Outstanding Bonds which have been tendered for exchange but which are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Bonds tendered by book-entry transfer into the Exchange Agent’s account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Outstanding Bonds will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offers. Properly withdrawn Outstanding Bonds may be retendered by following one of the procedures described under the caption “The Exchange Offers — Procedures for Tendering Outstanding Bonds” in the Prospectus at any time prior to the Expiration Date.

Neither the Company, any affiliate or assigns of the Company, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

3.  Beneficial Owner Instructions.  Only a holder of Outstanding Bonds (i.e., a person in whose name Outstanding Bonds are registered on the books of the registrar or, or, in the case of Outstanding Bonds held through book-entry, such book-entry transfer facility specified by the holder), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Outstanding Bonds who wishes to accept the Exchange Offers must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate holder of the “Instructions to Registered Holder from Beneficial Owner” form accompanying this Letter of Transmittal.

4.  Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.   If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the participant whose name appears on a security position listing of the book-entry transfer facility as the owner of the Outstanding Bonds) of the Outstanding Bonds tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates (or on such security position listing) without alteration, addition, enlargement or any change whatsoever.

If any of the Outstanding Bonds tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Outstanding Bonds registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Outstanding Bonds.

When this Letter of Transmittal is signed by the registered holder(s) of Outstanding Bonds (which term, for the purposes described herein, shall include the participant whose name appears on a security position listing of the book-entry transfer facility as the owner of the Outstanding Bonds) listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If, however, this Letter of Transmittal is signed by a person other than the registered holder(s) of the Outstanding Bonds listed or the Exchange Bonds are to be issued, or any untendered Outstanding Bonds are to be reissued, to a person other than the registered holder(s) of the Outstanding Bonds, such Outstanding Bonds must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in each case signed exactly as the name or names of the registered holder(s) appear(s) on the Outstanding Bonds and the signatures on such certificates must be guaranteed by an Eligible Guarantor Institution. If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, submit proper evidence satisfactory to the Company, in its sole discretion, of such persons’ authority to so act.

Endorsements on certificates for the Outstanding Bonds or signatures on bond powers required by this Instruction 4 must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”).

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Outstanding Bonds are tendered: (i) by a registered holder (which term, for the purposes described herein, shall include the participant whose name appears on a security position listing of the book-entry transfer facility as the owner of the Outstanding Bonds) who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution.

5.  Special Registration and Delivery Instructions.  Tendering holders should indicate, in the applicable Box 6 or Box 7, the name and address in/to which the Exchange Bonds and/or certificates for Outstanding Bonds not exchanged are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number or social security number of the person named must also be indicated. A holder tendering the Outstanding Bonds by book-entry transfer may request that the Outstanding Bonds not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate. See Box 4.

If no such instructions are given, the Exchange Bonds (and any Outstanding Bonds not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder’s account at the applicable book-entry transfer facility.

6.  Transfer Taxes.  The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of the Outstanding Bonds to it or its order pursuant to the Exchange Offers. If, however, the Exchange Bonds are delivered to or issued in the name of a person other than the registered holder, or if a transfer tax is imposed for any reason other than the transfer and exchange of Outstanding Bonds to the Company or its order pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Bonds listed in this Letter of Transmittal.

7.  Waiver of Conditions.  The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offers set forth in the Prospectus.

8.  Mutilated, Lost, Stolen or Destroyed Securities.  Any holder whose Outstanding Bonds have been mutilated, lost, stolen or destroyed, should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been completed.

9.  No Conditional Tenders; No Notice of Irregularities.  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Bonds for exchange. The Company reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Outstanding Bonds. The Company’s interpretation of the terms and conditions of the Exchange Offers (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Bonds must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Outstanding Bonds, neither the Company, the Exchange Agent nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Outstanding Bonds will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Bonds received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder promptly following the Expiration Date.

10.  Requests for Assistance or Additional Copies.  Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH

CERTIFICATES OF OUTSTANDING BONDS OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

PURSUANT TO U.S. TREASURY DEPARTMENT CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX MATTERS CONTAINED OR REFERRED TO IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN BY US TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED; (B) THIS DISCUSSION IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) A TAXPAYER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under U.S. federal income tax law, a tendering holder whose Outstanding Bonds are accepted for exchange may be subject to backup withholding unless the holder provides the Exchange Agent with either (i) such holder’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Outstanding Bonds is awaiting a TIN), (B) that the holder of Outstanding Bonds is not subject to backup withholding because (x) such holder of Outstanding Bonds is exempt from backup withholding, (y) such holder of Outstanding Bonds has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends, or (z) the Internal Revenue Service has notified the holder of Outstanding Bonds that he or she is no longer subject to backup withholding, and (C) that the holder of Outstanding Bonds is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Outstanding Bonds is an individual, the TIN is such holder’s social security number. If the Exchange Agent is not provided with the correct TIN by the time any payments are made to such holder, the holder of Outstanding Bonds may also be subject to certain penalties imposed by the Internal Revenue Service.

Certain holders of Outstanding Bonds (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. However, in order to avoid possible erroneous backup withholding, exempt holders of Outstanding Bonds should indicate their exempt status on the Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9 by providing its TIN and indicating that it is exempt from backup withholding.  See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

In order for a foreign holder to qualify as an exempt recipient, the holder must submit a Form W-8BEN or other applicable Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. A Form W-8BEN or other applicable Form W-8 can be obtained from the Exchange Agent or via the Internal Revenue Service website at www.irs.gov.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the holder of Outstanding Bonds or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished in a timely manner. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

A holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the surrendering holder of Outstanding Bonds has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Outstanding Bonds or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent and, if the Paying Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. The holder of Outstanding Bonds is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Outstanding Bonds. If the Outstanding Bonds are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Holders are encouraged to consult their own tax advisors to determine whether they are exempt from backup withholding or other withholding taxes.